Commitments, Contingent Liabilities and Other Matters	12 Months Ended
Dec. 31, 2014
Commitments, Contingent Liabilities and Other Matters
Commitments, Contingent Liabilities and Other Matters

(17) Commitments, Contingent Liabilities and Other Matters

        The Company leases portions of its banking premises and equipment under operating leases. Total rental expense for the years ended December 31, 2014, 2013 and 2012 were $7,200,000, $7,300,000 and $8,300,000, respectively. Future minimum lease payments due under non-cancellable operating leases at December 31, 2014 were as follows:

        Fiscal year ending:

Total
(in thousands)
2015	$3,505
2016	2,454
2017	1,168
2018	631
2019	157
Thereafter	122

Total	$8,037

        It is expected that certain leases will be renewed, as these leases expire. Aggregate future minimum rentals to be received under non-cancellable sub-leases greater than one year at December 31, 2014 were $85,875,000.

        Cash of approximately $106,841,000 and $96,087,000 at December 31, 2014 and 2013, respectively, was maintained to satisfy regulatory reserve requirements.

        The Company is involved in various legal proceedings that are in various stages of litigation. Some of these actions allege "lender liability" claims on a variety of theories and claim substantial actual and punitive damages. The Company has determined, based on discussions with its counsel that any material loss in such actions, individually or in the aggregate, is remote or the damages sought, even if fully recovered, would not be considered material to the consolidated statements of condition and related statements of income, comprehensive income, shareholders' equity and cash flows of the Company. However, many of these matters are in various stages of proceedings and further developments could cause management to revise its assessment of these matters.